1 (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Safe Harbor Statement / Non-Disclosure 2 This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company’s management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company’s ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward- looking statements. (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

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Our Company at a Glance (NYSE: INUV)

Artificial Intelligence for Marketing & Advertising

An executive team from some of the world's best-known data & analytics companies

The IntentCloud is a Data Platform that handles 14 Billion transactions daily


Intentkey Q3 (~18%)
ValidClick Q3 (~82%)

$13.8 Million Q3-2019 revenue from two data driven businesses serving well known brands across industries

17 patents issued, 8 pending with highly differentiated technology for marketing

60 people in Little Rock and San Jose with a data, analytics and software concentration

(NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

inuvo®
Artificial Intelligence & Advertising

INUVO's 2014 to 2020 Timeline (NYSE: INUV)

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Strong growth through 2017 – Development through 2018 - Now, opportunity to grow again

ValidClick Business Growth			IntentKey Development		IntentKey Business Growth	
2014	2015	2016	2017	2018	2019	2020

Little Rock, AR

Moved to Little Rock to access technical resources to support growth with grant form the State

Strong Growth

Restructured with contracts @ Google, Yahoo and a new team, growth from ValidClick was strong

Debt Paid

Strong cash flow used to pay down debt. Begin using cash to fund data platform startup project

60% Growth

Grew 60% between 2014 & 2017. Core AI technology acquired that began at UCLA. Used debt to fund investments

Focus / Defocus

Company defocused $11M of 2017 revenue. Entered merger. Completed AI integration with AppNexus end of Q4.

Fuel Growth

IntentKey launched, growing, client results excellent, raised capital to scale. Merger terminated

Scale Sales

The IntentKey should begin scaling in 2020 with new sales hires starting in Q3/Q4 2019 and continuing through Q3 2020

(NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

inuvo
Intelligent Advertising

ValidClick, A Syndication Platform for Search Ads

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Excellent payment terms, limited receivables risks, positive cash flow ~ $52M 2019

Advertisers buy Search ads from their Partners who contract with ValidClick who then pays Websites/Apps to display those Ads

Advertisers	Partners	ValidClick Platform	Websites & Apps
Post-it, BAND-AID, NASCAR Racing	Google, Bing, yahoo!	***Ad-Serving Platform*** **Ad placement, click accounting, performance reporting, click fraud** ⬍ ***Publishing Platform*** **Campaigns, Content, Rules, Reporting**	SMARTERTRAVEL, jobcase, Internet Brands, alot, AARP, Recruiter

Consumers click on the Ads and INUVO sells those ad-clicks (leads) to Partners, who fulfill with their Advertisers inuvo

Artificial Intelligence & Advertising

(NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

6 (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Marketing Performance Depends on Data 7 Stagnant marketing performance is the result of data that hasn’t materially changed in decades Telephone Mobile Directories Applications • Current Data sources generally limited Property Connected Records TV to categories. • Current Data sources are pervasive, Court Game offering limited differentiation for Records Consoles marketers. • Current Data sources often contain old Magazine Subscriptions Social and erroneous information. Media • Current Data compiling processes can Audio Driver’s Streaming introduce privacy risks. License Services Voter Cross Device Records Usage Our vision was to re-imagine how marketing information is manufactured and made available (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Linguistic-Based Artificial Intelligence 8 The human brain understands context. We built a machine to do the same. • A simple concept like “Yoga” can have thousands Pose Karma of associations, but by itself provides no real PILATES understanding. RELAX STRESS • In the context of “Stress,” “Meditate,” or “Hindu,” RETREAT it has tremendously powerful and differing Faith Hot meaning. YOGA 24% HINDU • In certain context, like “Holistic” it can inherit Spiritual 6% Tibet additional meaning like “Spiritual” even if HOLISTIC Shiva “Spiritual” is not present or expressed. HEALTH Herbal • There is a 30% probability that when Yoga is Pilates encountered Holistic is implied and a 6% probability of the opposite. These are co-occurring probabilities. We crawled billions of websites, evaluated their content and patented a process for determining the probability of co-occurrence for 24 million concepts through over a trillion iterations. (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Consumer Data Reimagined, Anonymously 9 We wanted to create an unconstrained data source for the 21st century CONTENT ENGAGEMENT TM AMAZON ALEXA & SIRI (AI) THE INTENTKEY (AI) A Website is a Marketing Message Yoga Workout, or much more? By visiting, a consumer implicitly inherits associations with the Yoga lifestyle SPOKEN LANGUAGE WRITTEN CONTENT Bryan Kest TM Alexa and Siri derive meaning The IntentKey derives Hot Yoga From spoken phrases. meaning from content Spirituality Ashtanga Yoga Weight Loss (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

TM The IntentKey is a Data Manufacturing Platform 10 Anonymous consumers inherit all the important “concepts” of the websites they visit Sex: Male Interest: Pets Interest: Running Income: 100-150k Geo: Interest: Alaska Technology Age: Race: 18-24 Caucasian 25-34 100M anonymous profiles are updated daily Each anonymous profile can contain up to 24 million based on website interactions rank ordered and ever changing concepts (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

TM The IntentKey , a Data Platform that Identifies Audiences 11 Powered by Artificial Intelligence 2. We identify buyer uniqueness AK Pets 1. We recognize the buyers 3. We create audiences who share GEO’s those uniqueness's North 4. We place Media when we encounter audience members across desktop, mobile, connected TV, video and online radio (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

The IntentKeyTM Market Strategy 12 Our data and audience building capability has proven itself to be a marketing performance enhancer The IntentKeyTM Today Audience Builder Late 2020 Multi-industry Multi-industry eCommerce Media targeting Fortune 1000 SaaS > 3 million service advantaged with billions of point/click firms in the by data annual spend solution USA Larger Direct Markets Small and & Agency Medium Sized Media Buyers Media Buyers Relationship- Mature Relationship- Immature based buying media/tech based buying media/tech market market 6-9 month 1-3 month sales cycles sales cycles delivered on with price client CPM sensitivity (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

The IntentKeyTM Client Performance Statistics 13 Available online @ http://inuvo.com/case-studies Large Agricultural Supplier Large Entertainment Company 20% improvement in ad-click rates 250% improvement in ad-click rates Large Auto Insurer Well-Known Online Retailer 50% reduction in cost per action 20:1 return on advertising spend Mid-Sized CPG Company Known Budget Airline 180% improvement in ad click rates 50% reduction in cost per action Large Electronics Company Respected Healthcare Provider 200% improvement in ad-click rates 80% reduction in cost per action (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

2019 Sales Win Rates 14 12 100% 2019 RFPs 2019 Win Rate Linear (2019 Win Rate) 90% 10 80% 70% 8 60% 6 50% 40% WIN RATES RFP COUNTS 4 30% 20% 2 10% 0 0% January February March April May June July August September October November December (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

IntentKeyTM Tracking ~ 60% 2H vs 1H Growth in 2019 15 Q1 2019 marked the beginning of scalability for the IntentKeyTM Platform – 2019 Revenue ~$8.5M $3 $2.6 $2.6 $2 $2.0 Revenue Millions $1 $1.3 $0 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Forecast (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

IntentKey™ is a Data Platform Unlike Any Other

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Data is first party, privacy compliant, available ONLY to Inuvo – we do not sell our data to third parties

Artificial Intelligence

A transformational data manufacturing engine (i.e. no third-party data) with 15 issued and 8 pending patents with insights unavailable to other information providers.

14 Billion Ad Calls

Technology that processes over 14 billion ad calls every day to update profiles in real-time.

3 Billion URLs

Over 3 billion URL profiles In our portfolio with 12.6 million added daily.

24 Million

Individual concepts are available to describe consumer intent (objects, ideas, emotions, places).

500+ Million

Anonymous first party consumer data profiles across devices with 100 million updates daily.

2 Data Centers

A self managed integrated information technology infrastructure designed specifically for our proprietary AI.

"I believe the IntentKey™ technology is a unique and powerful data product built for the 21st century and anticipate it will give INUVO the ability to challenge existing marketing information providers."

- Charles Morgan, Acxiom founder & INUVO Board member

(NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

inuvo
Intelligent Advertising

Q4 Guidance $17-$18M, Sequential Growth 23-30% 17 Richard Howe, CEO Wally Ruiz, CFO Phone: 501-205-8508 richard.howe@inuvo.com wallace.ruiz@inuvo.com (NYSE:INUV) Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.